EXHIBIT 32.2

 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Ralph A. Beattie, Chief Financial Officer of Capital Senior Living Corporation (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          o the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2004, as filed with the o Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          o    the information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

Date: May 12, 2004


/s/ Ralph A. Beattie
--------------------
Ralph A. Beattie
Chief Financial Officer
(Principal Financial Officer)